UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2006

GLASS WAVE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52057

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

207 – 2525 Quebec Street, Vancouver, British Columbia Canada V5T 4R5

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.731.1412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 5, 2006, we engaged Dale Matheson Carr-Hilton LaBonte, chartered accountants, as our principal independent accountant with the approval of our company’s board of directors as a result of the resignation of Staley, Okada & Partners, chartered accountants, on December 5, 2006.

Staley Okada & Partner’s report dated March 31, 2006 on our financial statements for the most recent fiscal years ended January 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the most recent years ended January 31, 2006 and 2005 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Staley Okada & Partners on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Staley Okada & Partners, would have caused Staley Okada & Partners, to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Staley Okada & Partners, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Staley Okada & Partners, chartered accountants, dated December 5, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the year ended January 31, 2006, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Dale Matheson Carr-Hilton Labonte regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton Labonte provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01	Financial Statements and Exhibits

(c) EXHIBITS

16.1 Letter from Staley Okada & Partners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASS WAVE ENTERPRISES, INC.

By: /s/ Chester Ku

Name: Chester Ku

Title: President, Secretary and Treasurer

Dated: December 5, 2006